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                                                                EXHIBIT 10.20


                               FIRST AMENDMENT TO
                   EMPLOYMENT AGREEMENT DATED AUGUST 1, 1995
                                 BY AND BETWEEN
                   GELMAN SCIENCES, INC. AND CHARLES GELMAN

     This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT made as of May 1, 1996, by and between Gelman Sciences, Inc. ("Employer") and CHARLES GELMAN ("Employee").

     WHEREAS, the Employer and Employee entered into an Employment Agreement dated August 1, 1995 which they now wish to amend; and

     WHEREAS, the Employer and Employee have entered into this First Amendment to Employment Agreement with the purposes and intents of amending the Employment Agreement effective as of the date hereof;

     NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Employer and Employee hereby agree as follows:

     1. The phrase "and," at the end of Section 4.C.(2)(c) shall be deleted, the period at the end of Section 4.C.(2)(d) shall be deleted and in lieu thereof the phrase "; and" shall be inserted, and a new Section 4.C.(2)(e) shall be inserted to read as follows:

         "(e) all benefits described in Sections 5.B, 6.A and 6.C hereof shall be continued for the remainder of the unexpired term hereof as in effect on the effective date of such termination."

     2. The Employment Agreement, as amended hereby, shall hereafter continue in full force and effect.

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        IN WITNESS WHEREOF, the parties have signed this First Amendment to
Employment Agreement as of the date first written above.


WITNESSES:                               GELMAN SCIENCES, INC.

/s/ Heather A. Gray                      By  /s/ Edward Levitt
--------------------------                  ---------------------------

                                         Its  Secretary
--------------------------                   --------------------------
                                               600 South Wagner Road
                                               Ann Arbor, MI 48106-1448


                                          /s/ Charles Gelman
                                          -----------------------------
                                          CHARLES GELMAN
                                          [home address]